EXHIBIT 99.2

The depositor has purchased mortgage loans from IndyMac Bank, F.S.B. (“IndyMac Bank”) pursuant to a pooling and servicing agreement, dated as of March 1, 2006, among IndyMac Bank, as seller and servicer, the depositor and the trustee, and assigned to the trustee for the benefit of holders of the certificates the mortgage loans (the “Closing Date Mortgage Loans”). Pursuant to each subsequent transfer instrument, the trust acquired subsequent mortgage loans (the “Subsequent Mortgage Loans” and together with the Closing Date Mortgage Loans, the “Mortgage Loans”) to be included in the mortgage pool. The Closing Date Mortgage Loans and Subsequent Mortgage Loans included in the trust are referred to as the “Mortgage Loans”. The Mortgage Loans have an aggregate principal balance as of the subsequent cut-off date of approximately $700,000,000. The Mortgage Loans included in loan group I have an aggregate principal balance equal to approximately $379,482,964, and the Mortgage Loans included in loan group II have an aggregate principal balance equal to approximately $320,515,634.

At origination, 99.66% of the Mortgage Loans in loan group I and approximately 99.44% of the Mortgage Loans in loan group II had stated terms to maturity of 30 years. All of the Mortgage Loans provide for payments due on the first day of each month (a “due date”). Scheduled monthly payments made by the mortgagors on the mortgage loans (“scheduled payments”) either earlier or later than the scheduled due dates thereof is not expected to affect the amortization schedule or the relative application of those payments to principal and interest.

With the exception of 303 of the Mortgage Loans in loan group I and 274 of the Mortgage Loans in loan group II, representing approximately 15.73% and 25.27%, respectively, of the Mortgage Loans in that loan group (these Mortgage Loans are referred to in this prospectus supplement as the “interest-only mortgage loans”), all of the Mortgage Loans in each loan group will provide for the amortization of the amount financed over a series of substantially equal monthly payments. The terms of the interest-only mortgage loans only require the related mortgagor to pay interest on the principal balance of the mortgage loan for either the first two, three, five or ten years after its origination, but require that the entire principal balance of the mortgage loan be fully amortized over the related remaining term of the mortgage loan following such interest only period.

Approximately 69.43% of the Mortgage Loans in loan group I and approximately 59.56% of the Mortgage Loans in loan group II provide for the amortization of the amount financed over a series of substantially equal monthly payments, and approximately 14.84% of the Mortgage Loans in loan group I and approximately 15.17% of the Mortgage Loans in loan group II are balloon loans and provide for equal monthly payments, consisting of principal and interest, based on a stated amortization schedule, and a single payment of the remaining principal balance of the loan at maturity.

Approximately 1,437 Mortgage Loans in loan group I and approximately 932 Mortgage Loans in group II, representing approximately 58.71% and 65.18% of the cut-off date principal balance of the mortgage loans in the respective loan groups contain prepayment charges. Prepayment charges provide that if the borrower were to prepay the mortgage loan in full at any time from the origination of the mortgage loan to a date set forth in the related mortgage note (the “Prepayment Charge Period”), the borrower would also have to pay a fee in addition to the amount necessary to repay the mortgage loan. The Prepayment Charge Period for the mortgage loans vary from one year to five years, depending on the terms set forth in the related mortgage note. The amount of the prepayment charge varies.

The mortgage rate of each of the fixed-rate mortgage loans will be fixed for the life of the loan. The Mortgage Rates for a substantial majority of the adjustable-rate mortgage loans will be fixed for a period after the origination of each such mortgage loan, after which it will adjust semi-annually or annually based on the applicable Loan Index. The rates on these loans adjust periodically on a date (the

“Adjustment Date”) after an initial period during which their rate is fixed that ends on their initial Adjustment Date. The change in the interest rate of any adjustable rate loan on any single Adjustment Date may not exceed a maximum known as its “Periodic Rate Cap” nor the maximum known as the “Maximum Mortgage Rate”. The interest rate for each of these mortgage loans is computed as a margin specified in the related mortgage note over the applicable Loan Index which may be 6-month LIBOR, 1-year LIBOR or 1-year CMT. “6-month LIBOR” is the average of interbank offered rates for six month U.S. dollar deposits, respectively, in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the “Money Rates” section of The Wall Street Journal as of the first business day of the month before the Adjustment Date. “1-year LIBOR” is the average of interbank offered rates for one year U.S. dollar deposits, respectively, in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the “Money Rates” section of The Wall Street Journal as of the first business day of the month before the Adjustment Date. “1-year CMT” is the weekly average yield on U.S. Treasury Securities adjusted to a constant maturity of one year as made available by the Federal Reserve. The following tables summarize these characteristics of the different loan programs for the different types of adjustable-rate mortgage loans that will be included in the trust.

Type	Initial Fixed Rate Period	Base Index	Periodic Rate Adjustment Period
2/6 LIBOR Adjustable Mortgage Loans	2 years	6-month LIBOR	6 mos.
3/6 LIBOR Adjustable Mortgage Loans	3 years	6-month LIBOR	6 mos.
3/1 CMT Adjustable Mortgage Loans	3 years	1-year CMT	1 year
3/1 LIBOR Adjustable Mortgage Loans	3 years	1-year LIBOR	1 year
5/6 LIBOR Adjustable Mortgage Loans	5 years	6-month LIBOR	6 mos.
5/1 CMT Adjustable Mortgage Loans	5 years	1-year CMT	1 year
5/1 LIBOR Adjustable Mortgage Loans	5 years	1-year LIBOR	1 year

The 2/28 Adjustable Mortgage Loans will include performance loans (“Performance Loans”) that provide borrowers the potential of a margin reduction for good payment history. The payment history for the Performance Loan is evaluated in the second month preceding the month in which the initial Adjustment Date occurs. If the related borrower has made scheduled payments in full since the origination of that loan with a maximum of one late payment (which cannot be in the month of evaluation) the loan is eligible for a reduction (ranging from 0.50% to 1.00%) in the margin used to calculate the mortgage rate. Approximately 1.62% of the Mortgage Loans are Performance Loans.

ALL MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

CURRENT PRINCIPAL BALANCE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.01 - 50,000.00	179	$7,095,978	1.01%
50,000.01 - 100,000.00	684	53,526,189	7.65
100,000.01 - 150,000.00	809	100,449,499	14.35
150,000.01 - 200,000.00	658	115,445,232	16.49
200,000.01 - 250,000.00	471	105,280,982	15.04
250,000.01 - 300,000.00	349	95,338,737	13.62
300,000.01 - 350,000.00	210	68,217,851	9.75
350,000.01 - 400,000.00	162	60,710,324	8.67
400,000.01 - 450,000.00	74	31,542,296	4.51
450,000.01 - 500,000.00	56	26,722,729	3.82
500,000.01 - 550,000.00	24	12,522,428	1.79
550,000.01 - 600,000.00	25	14,378,662	2.05
600,000.01 - 650,000.00	7	4,437,719	0.63
650,000.01 - 700,000.00	3	2,038,032	0.29
700,000.01 - 750,000.00	2	1,495,145	0.21
750,000.01 >=	1	796,794	0.11
Total	3,714	$699,998,598	100.00%

The average current principal balance of the Mortgage Loans is approximately $188,476.

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
5.001 - 5.500	12	$3,102,295	0.44%
5.501 - 6.000	64	17,639,754	2.52
6.001 - 6.500	159	42,716,156	6.10
6.501 - 7.000	346	83,511,441	11.93
7.001 - 7.500	457	98,222,238	14.03
7.501 - 8.000	625	121,029,056	17.29
8.001 - 8.500	532	95,288,329	13.61
8.501 - 9.000	496	91,316,707	13.05
9.001 - 9.500	338	52,031,589	7.43
9.501 - 10.000	310	45,004,102	6.43
10.001 - 10.500	143	19,416,506	2.77
10.501 - 11.000	76	10,727,875	1.53
11.001 - 11.500	65	9,565,852	1.37
11.501 - 12.000	42	5,065,258	0.72
12.001 - 12.500	35	3,874,229	0.55
12.501 - 13.000	12	1,293,411	0.18
13.001 - 13.500	2	193,799	0.03
Total	3,714	$699,998,598	100.00%

The weighted average mortgage rate of the Mortgage Loans is approximately 8.141%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0 - 500	30	$4,373,416	0.62%
501 - 520	218	36,084,167	5.15
521 - 540	224	38,189,632	5.46
541 - 560	312	54,064,376	7.72
561 - 580	324	61,715,453	8.82
581 - 600	518	86,981,138	12.43
601 - 620	654	114,412,109	16.34
621 - 640	438	91,741,749	13.11
641 - 660	354	75,777,053	10.83
661 - 680	245	49,358,068	7.05
681 - 700	142	31,959,673	4.57
701 - 720	109	24,288,619	3.47
721 - 740	58	12,332,430	1.76
741 - 760	43	9,607,880	1.37
761 - 780	31	5,652,717	0.81
781 - 800	14	3,460,117	0.49
Total	3,714	$699,998,598	100.00%

The non-zero weighted average FICO score of the Mortgage Loans is approximately 615.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	186	$35,568,190	5.08%
1	223	41,654,808	5.95
1+	521	104,139,620	14.88
1++	2,328	447,489,481	63.93
2	150	24,195,345	3.46
3	141	23,479,364	3.35
4	165	23,471,791	3.35
Total	3,714	$699,998,598	100.00%

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1st Lien	3,714	$699,998,598	100.00%
Total	3,714	$699,998,598	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
<= 50.00	115	$15,147,543	2.16%
50.01 - 55.00	65	11,814,135	1.69
55.01 - 60.00	78	14,886,953	2.13
60.01 - 65.00	136	25,161,726	3.59
65.01 - 70.00	246	42,864,867	6.12
70.01 - 75.00	243	45,585,070	6.51
75.01 - 80.00	1,567	308,521,906	44.07
80.01 - 85.00	346	68,920,870	9.85
85.01 - 90.00	567	109,474,066	15.64
90.01 - 95.00	144	27,862,954	3.98
95.01 - 100.00	207	29,758,507	4.25
Total	3,714	$699,998,598	100.00%

The weighted average original loan-to-value ratio of the Mortgage Loans is approximately 79.82%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Full	2,079	$353,046,807	50.44%
Stated	1,561	329,779,109	47.11
Limited Documentation	40	10,276,850	1.47
No Ratio	14	3,204,473	0.46
No Income No Assets	16	2,803,739	0.40
No Document	4	887,621	0.13
Total	3,714	$699,998,598	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Cash Out Refinance	1,838	$363,532,890	51.93%
Purchase	1,694	307,393,033	43.91
Rate/Term Refinance	182	29,072,674	4.15
Total	3,714	$699,998,598	100.00%

OCCUPANCY TYPE(1)

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Primary Home	3,359	$649,538,304	92.79%
Investment	307	41,036,506	5.86
Second Home	48	9,423,788	1.35
Total	3,714	$699,998,598	100.00%

(1)	Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family	2,612	$471,798,294	67.40%
PUD	535	113,008,056	16.14
Condo	260	48,078,904	6.87
2 Family	156	38,832,595	5.55
Townhouse	80	10,668,293	1.52
Condo High Rise	30	6,768,027	0.97
3 Family	24	6,588,838	0.94
4 Family	17	4,255,592	0.61
Total	3,714	$699,998,598	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
CA	409	$127,570,226	18.22%
FL	460	87,990,346	12.57
NY	241	65,499,308	9.36
NJ	207	49,593,580	7.08
TX	368	41,676,679	5.95
MD	178	37,600,742	5.37
VA	133	28,988,938	4.14
GA	195	28,632,609	4.09
MI	229	28,112,212	4.02
MA	111	26,945,949	3.85
Other	1,183	177,388,010	25.34
Total	3,714	$699,998,598	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
11434	7	$2,204,283	0.31%
11706	7	1,999,940	0.29
93535	8	1,961,888	0.28
22193	7	1,904,318	0.27
20744	7	1,881,326	0.27
11717	6	1,876,021	0.27
11722	6	1,661,399	0.24
92647	3	1,651,103	0.24
33193	7	1,645,600	0.24
92345	6	1,551,885	0.22
Other	3,650	681,660,836	97.38
Total	3,714	$699,998,598	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1 - 180	25	$2,703,668	0.39%
181 - 240	5	401,648	0.06
241 - 360	3,684	696,893,283	99.56
Total	3,714	$699,998,598	100.00%

The weighted average term to maturity of the Mortgage Loans is approximately 357 months.

PRODUCT TYPE

STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
2/6 Month LIBOR	1,861	$323,703,702	46.24%
2/6 Month LIBOR - 120 Month IO	397	101,193,875	14.46
2/6 Month LIBOR - 30/40 Balloon	347	86,453,055	12.35
30Year Fixed	497	72,915,886	10.42
3/6 Month LIBOR	221	38,423,403	5.49
2/6 Month LIBOR - 24 Month IO	35	10,575,208	1.51
3/6 Month LIBOR - 120 Month IO	55	9,740,530	1.39
30/40 Balloon Fixed	30	6,519,002	0.93
30Year Fixed - 120 Month IO	32	6,111,416	0.87
5/6 Month LIBOR	33	5,784,080	0.83
3/6 Month LIBOR - 30/40 Balloon	31	5,436,295	0.78
5/6 Month LIBOR - 120 Month IO	22	4,953,798	0.71
5/1 ARM 1 Year LIBOR	22	3,720,665	0.53
3/1 ARM 1 Year LIBOR	23	3,409,679	0.49
3/1 ARM 1 Year CMT	17	3,314,702	0.47
3/1 ARM 1 Year CMT - 30/40 Balloon	9	2,761,259	0.39
15Year Fixed	25	2,703,668	0.39
3/6 Month LIBOR - 60 Month IO	14	2,543,952	0.36
5/1 ARM 1 Year LIBOR - 120 Month IO	8	1,409,135	0.20
5/6 Month LIBOR - 60 Month IO	4	1,318,594	0.19
3/1 ARM 1 Year LIBOR - 30/40 Balloon	5	1,302,000	0.19
5/6 Month LIBOR - 30/40 Balloon	6	1,284,235	0.18
5/1 ARM 1 Year LIBOR - 30/40 Balloon	5	1,184,600	0.17
3/6 Month LIBOR - 36 Month IO	3	1,084,610	0.15
5/1 ARM 1 Year CMT - 60 Month IO	2	639,302	0.09
5/1 ARM 1 Year LIBOR - 60 Month IO	2	472,000	0.07
3/1 ARM 1 Year LIBOR - 120 Month IO	2	407,900	0.06
20Year Fixed	5	401,648	0.06
3/1 ARM 1 Year LIBOR - 36 Month IO	1	230,400	0.03
Total	3,714	$699,998,598	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.000	1,345	$268,280,017	38.33%
12.000	186	44,684,916	6.38
24.000	1,475	273,243,433	39.03
36.000	707	113,738,293	16.25
60.000	1	51,938	0.01
Total	3,714	$699,998,598	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
<= 1.000	2	$923,328	0.15%
1.001 - 1.500	160	26,214,305	4.29
1.501 - 2.000	104	20,684,607	3.38
2.501 - 3.000	2,749	540,576,480	88.42
3.001 - 3.500	3	1,105,741	0.18
4.501 - 5.000	93	17,672,067	2.89
5.501 - 6.000	14	4,170,451	0.68
Total	3,125	$611,346,979	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.000	2,784	$547,293,186	89.52%
1.500	224	38,483,094	6.29
2.000	117	25,570,699	4.18
Total	3,125	$611,346,979	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
<= 4.000	232	$56,426,266	9.23%
4.001 - 4.500	118	24,929,627	4.08
4.501 - 5.000	375	101,353,294	16.58
5.001 - 5.500	994	184,441,704	30.17
5.501 - 6.000	520	103,189,317	16.88
6.001 - 6.500	306	49,317,602	8.07
6.501 - 7.000	356	62,935,432	10.29
7.001 - 7.500	173	20,621,909	3.37
7.501 - 8.000	28	4,565,038	0.75
8.001 - 8.500	18	2,654,176	0.43
8.501 - 9.000	5	912,616	0.15
Total	3,125	$611,346,979	100.00%

The weighted average gross margin of the Mortgage Loans is approximately 5.469%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10.501 - 11.000	2	$270,464	0.04%
11.001 - 11.500	15	3,761,705	0.62
11.501 - 12.000	50	14,855,175	2.43
12.001 - 12.500	116	31,791,554	5.20
12.501 - 13.000	265	66,320,431	10.85
13.001 - 13.500	356	82,315,003	13.46
13.501 - 14.000	484	101,059,059	16.53
14.001 - 14.500	431	80,364,816	13.15
14.501 - 15.000	436	82,499,317	13.49
15.001 - 15.500	305	50,228,414	8.22
15.501 - 16.000	297	45,313,105	7.41
16.001 - 16.500	150	21,927,631	3.59
16.501 - 17.000	80	11,475,412	1.88
17.001 - 17.500	56	9,360,205	1.53
17.501 - 18.000	37	4,814,733	0.79
18.001 - 18.500	32	3,562,729	0.58
18.501 - 19.000	11	1,233,425	0.20
19.001 - 19.500	2	193,799	0.03
Total	3,125	$611,346,979	100.00%

The weighted average maximum mortgage rate of the Mortgage Loans is approximately 14.238%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
<= 4.000	204	$49,921,027	8.17%
4.001 - 4.500	106	22,918,569	3.75
4.501 - 5.000	327	88,099,339	14.41
5.001 - 5.500	878	161,674,888	26.45
5.501 - 6.000	453	89,769,326	14.68
6.001 - 6.500	275	44,738,881	7.32
6.501 - 7.000	298	62,309,694	10.19
7.001 - 7.500	256	39,390,373	6.44
7.501 - 8.000	111	19,116,918	3.13
8.001 - 8.500	80	13,535,153	2.21
8.501 - 9.000	54	9,333,704	1.53
9.001 - 9.500	28	3,785,886	0.62
9.501 - 10.000	24	2,195,152	0.36
10.001 - 10.500	8	996,016	0.16
10.501 - 11.000	6	998,294	0.16
11.001 - 11.500	1	85,545	0.01
11.501 - 12.000	3	675,506	0.11
12.001 - 12.500	1	126,299	0.02
12.501 - 13.000	3	536,000	0.09
13.001 - 13.500	1	124,204	0.02
13.501 - 14.000	2	318,369	0.05
14.001 - 14.500	1	275,837	0.05
14.501 - 15.000	1	78,400	0.01
15.001 - 15.500	4	343,599	0.06
Total	3,125	$611,346,979	100.00%

The weighted average minimum mortgage rate of the Mortgage Loans is approximately 5.788%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
2006-07	1	$122,320	0.02%
2006-08	1	590,430	0.10
2006-09	4	477,355	0.08
2006-10	5	1,318,074	0.22
2006-11	1	288,589	0.05
2006-12	4	706,869	0.12
2007-01	4	579,808	0.09
2007-02	12	2,338,130	0.38
2007-03	9	1,526,682	0.25
2007-05	1	51,714	0.01
2007-06	8	1,943,736	0.32
2007-07	24	5,804,480	0.95
2007-08	126	27,356,187	4.47
2007-09	117	24,370,692	3.99
2007-10	25	6,533,511	1.07
2007-11	85	18,761,602	3.07
2007-12	124	22,970,797	3.76
2008-01	59	12,555,969	2.05
2008-02	1,090	222,571,465	36.41
2008-03	753	139,688,293	22.85
2008-04	187	31,369,136	5.13
2008-07	6	1,153,930	0.19
2008-08	6	1,592,556	0.26
2008-09	41	7,787,936	1.27
2008-10	6	1,026,821	0.17
2008-11	31	4,736,834	0.77
2008-12	97	17,201,706	2.81
2009-01	48	7,566,457	1.24
2009-02	99	19,439,797	3.18
2009-03	44	7,601,947	1.24
2009-04	3	546,747	0.09
2010-05	1	169,600	0.03
2010-08	2	489,336	0.08
2010-09	5	1,169,982	0.19
2010-10	2	836,403	0.14
2010-11	4	1,660,212	0.27
2010-12	3	808,450	0.13
2011-01	5	1,434,461	0.23
2011-02	37	6,453,571	1.06
2011-03	39	6,078,193	0.99
2011-04	6	1,666,200	0.27
Total	3,125	$611,346,979	100.00%

The weighted average number of months to the next adjustment date for the Mortgage Loans is approximately 25 months.

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

The Mortgage Loans to be included in loan group I consist of 2,296 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance of $379,482,964, subject to a permitted variance of plus or minus 5%. The Mortgage Loans included in loan group I have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).

CURRENT PRINCIPAL BALANCE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.01 - 50,000.00	116	$4,565,429	1.20%
50,000.01 - 100,000.00	517	40,232,325	10.60
100,000.01 - 150,000.00	582	71,424,758	18.82
150,000.01 - 200,000.00	388	67,755,819	17.85
200,000.01 - 250,000.00	264	58,804,416	15.50
250,000.01 - 300,000.00	199	54,237,193	14.29
300,000.01 - 350,000.00	111	36,016,588	9.49
350,000.01 - 400,000.00	92	34,461,521	9.08
400,000.01 - 450,000.00	17	7,005,105	1.85
450,000.01 - 500,000.00	7	3,344,609	0.88
500,000.01 - 550,000.00	1	527,000	0.14
550,000.01 - 600,000.00	2	1,108,204	0.29
Total	2,296	$379,482,964	100.00%

The average current principal balance of the Group I Mortgage Loans is approximately $165,280.

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
5.001 - 5.500	8	$1,767,895	0.47%
5.501 - 6.000	32	6,979,931	1.84
6.001 - 6.500	80	18,268,334	4.81
6.501 - 7.000	199	40,815,688	10.76
7.001 - 7.500	260	46,097,112	12.15
7.501 - 8.000	398	68,890,458	18.15
8.001 - 8.500	335	54,638,293	14.40
8.501 - 9.000	344	57,118,185	15.05
9.001 - 9.500	239	34,043,318	8.97
9.501 - 10.000	211	27,857,032	7.34
10.001 - 10.500	104	12,549,415	3.31
10.501 - 11.000	49	6,303,856	1.66
11.001 - 11.500	22	2,493,583	0.66
11.501 - 12.000	9	1,025,851	0.27
12.001 - 12.500	5	489,717	0.13
12.501 - 13.000	1	144,300	0.04
Total	2,296	$379,482,964	100.00%

The weighted average mortgage rate of the Group I Mortgage Loans is approximately 8.206%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0 - 500	21	$2,607,494	0.69%
501 - 520	92	14,822,387	3.91
521 - 540	123	20,213,822	5.33
541 - 560	187	32,028,572	8.44
561 - 580	206	37,838,844	9.97
581 - 600	366	55,512,883	14.63
601 - 620	443	70,196,824	18.50
621 - 640	293	54,415,539	14.34
641 - 660	212	35,559,906	9.37
661 - 680	140	23,639,506	6.23
681 - 700	85	14,894,666	3.92
701 - 720	52	7,359,328	1.94
721 - 740	27	3,874,554	1.02
741 - 760	22	3,178,607	0.84
761 - 780	21	2,774,353	0.73
781 - 800	6	565,681	0.15
Total	2,296	$379,482,964	100.00%

The non-zero weighted average FICO score of the Group I Mortgage Loans is approximately 609.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	114	$18,964,721	5.00%
1	158	27,964,310	7.37
1+	349	62,593,776	16.49
1++	1,463	237,641,277	62.62
2	101	15,942,706	4.20
3	58	8,882,633	2.34
4	53	7,493,542	1.97
Total	2,296	$379,482,964	100.00%

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1st Lien	2,296	$379,482,964	100.00%
Total	2,296	$379,482,964	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
<= 50.00	26	$3,789,703	1.00%
50.01 - 55.00	22	3,718,159	0.98
55.01 - 60.00	23	5,123,963	1.35
60.01 - 65.00	48	8,985,546	2.37
65.01 - 70.00	101	17,946,142	4.73
70.01 - 75.00	171	30,893,922	8.14
75.01 - 80.00	914	142,279,324	37.49
80.01 - 85.00	287	53,531,338	14.11
85.01 - 90.00	444	77,152,505	20.33
90.01 - 95.00	106	18,415,919	4.85
95.01 - 100.00	154	17,646,444	4.65
Total	2,296	$379,482,964	100.00%

The weighted average original loan-to-value ratio of the Group I Mortgage Loans is approximately 81.68%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Full	1,349	$206,555,059	54.43%
Stated	918	165,763,795	43.68
Limited Documentation	27	6,947,379	1.83
No Income No Assets	2	216,731	0.06
Total	2,296	$379,482,964	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Cash Out Refinance	1,297	$251,952,771	66.39%
Purchase	880	107,255,389	28.26
Rate/Term Refinance	119	20,274,804	5.34
Total	2,296	$379,482,964	100.00%

OCCUPANCY TYPE(1)

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Primary Home	2,019	$342,378,564	90.22%
Investment	242	31,277,901	8.24
Second Home	35	5,826,499	1.54
Total	2,296	$379,482,964	100.00%

(1)	Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family	1,642	$258,741,192	68.18%
PUD	311	58,092,446	15.31
Condo	153	25,905,198	6.83
2 Family	97	22,158,112	5.84
Townhouse	59	6,929,360	1.83
4 Family	13	3,295,425	0.87
3 Family	13	3,291,690	0.87
Condo High Rise	8	1,069,543	0.28
Total	2,296	$379,482,964	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
CA	159	$42,864,013	11.30%
FL	202	35,667,224	9.40
NJ	136	32,089,768	8.46
NY	111	26,758,120	7.05
TX	252	24,648,951	6.50
MI	185	22,743,058	5.99
MD	110	21,680,303	5.71
GA	154	20,987,384	5.53
VA	84	17,305,603	4.56
IL	96	16,647,711	4.39
Other	807	118,090,831	31.12
Total	2,296	$379,482,964	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
22193	6	$1,588,318	0.42%
11434	3	1,149,177	0.30
22191	4	1,089,528	0.29
11722	4	1,086,603	0.29
07305	3	1,003,662	0.26
93535	4	991,939	0.26
20744	4	982,459	0.26
30044	7	940,725	0.25
20783	3	938,273	0.25
11208	2	894,889	0.24
Other	2,256	368,817,390	97.19
Total	2,296	$379,482,964	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1 - 180	10	$1,296,503	0.34%
241 - 360	2,286	378,186,461	99.66
Total	2,296	$379,482,964	100.00%

The weighted average term to maturity of the Group I Mortgage Loans is approximately 357 months.

PRODUCT TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
2/6 Month LIBOR	1,188	$186,699,204	49.20%
2/6 Month LIBOR - 30/40 Balloon	204	45,644,401	12.03
30Year Fixed	319	42,161,009	11.11
2/6 Month LIBOR - 120 Month IO	187	38,209,162	10.07
3/6 Month LIBOR	156	24,948,395	6.57
3/6 Month LIBOR - 120 Month IO	41	6,835,892	1.80
2/6 Month LIBOR - 24 Month IO	17	4,263,957	1.12
30Year Fixed - 120 Month IO	23	4,174,850	1.10
3/6 Month LIBOR - 30/40 Balloon	24	3,881,081	1.02
5/6 Month LIBOR	22	3,147,444	0.83
30/40 Balloon Fixed	16	2,516,654	0.66
5/1 ARM 1 Year LIBOR	14	2,376,560	0.63
3/1 ARM 1 Year CMT - 30/40 Balloon	6	2,033,529	0.54
3/6 Month LIBOR - 60 Month IO	12	2,032,952	0.54
5/6 Month LIBOR - 120 Month IO	10	1,811,658	0.48
3/1 ARM 1 Year CMT	11	1,702,173	0.45
15Year Fixed	10	1,296,503	0.34
5/6 Month LIBOR - 30/40 Balloon	6	1,284,235	0.34
3/1 ARM 1 Year LIBOR	12	1,155,207	0.30
5/1 ARM 1 Year LIBOR - 120 Month IO	5	898,100	0.24
3/1 ARM 1 Year LIBOR - 30/40 Balloon	2	524,800	0.14
5/1 ARM 1 Year LIBOR - 30/40 Balloon	3	432,600	0.11
3/1 ARM 1 Year LIBOR - 120 Month IO	2	407,900	0.11
3/6 Month LIBOR - 36 Month IO	1	270,750	0.07
5/6 Month LIBOR - 60 Month IO	2	260,950	0.07
3/1 ARM 1 Year LIBOR - 36 Month IO	1	230,400	0.06
5/1 ARM 1 Year CMT - 60 Month IO	1	169,600	0.04
5/1 ARM 1 Year LIBOR - 60 Month IO	1	113,000	0.03
Total	2,296	$379,482,964	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.000	859	$156,679,815	41.29%
12.000	87	17,446,563	4.60
24.000	897	141,708,579	37.34
36.000	453	63,648,007	16.77
Total	2,296	$379,482,964	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.001 - 1.500	121	$19,764,335	6.00%
1.501 - 2.000	65	11,638,845	3.53
2.501 - 3.000	1,675	286,451,245	86.98
3.001 - 3.500	2	786,052	0.24
4.501 - 5.000	58	9,405,016	2.86
5.501 - 6.000	7	1,288,455	0.39
Total	1,928	$329,333,948	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.000	1,698	$289,668,315	87.96%
1.500	167	28,501,956	8.65
2.000	63	11,163,678	3.39
Total	1,928	$329,333,948	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
<= 4.000	84	$14,828,536	4.50%
4.001 - 4.500	49	7,668,952	2.33
4.501 - 5.000	226	57,157,379	17.36
5.001 - 5.500	672	106,168,680	32.24
5.501 - 6.000	378	68,987,852	20.95
6.001 - 6.500	214	30,835,489	9.36
6.501 - 7.000	201	29,845,965	9.06
7.001 - 7.500	73	8,985,633	2.73
7.501 - 8.000	21	3,498,431	1.06
8.001 - 8.500	8	1,031,981	0.31
8.501 - 9.000	2	325,049	0.10
Total	1,928	$329,333,948	100.00%

The weighted average gross margin of the Group I Mortgage Loans is approximately 5.585%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10.501 - 11.000	2	$270,464	0.08%
11.001 - 11.500	10	2,268,004	0.69
11.501 - 12.000	25	5,862,600	1.78
12.001 - 12.500	59	13,102,973	3.98
12.501 - 13.000	142	30,488,710	9.26
13.001 - 13.500	191	35,734,882	10.85
13.501 - 14.000	306	56,898,245	17.28
14.001 - 14.500	268	45,414,694	13.79
14.501 - 15.000	299	49,815,184	15.13
15.001 - 15.500	226	34,638,738	10.52
15.501 - 16.000	205	28,971,393	8.80
16.001 - 16.500	112	14,671,906	4.46
16.501 - 17.000	49	6,755,466	2.05
17.001 - 17.500	20	2,825,609	0.86
17.501 - 18.000	8	981,064	0.30
18.001 - 18.500	5	489,717	0.15
18.501 - 19.000	1	144,300	0.04
Total	1,928	$329,333,948	100.00%

The weighted average maximum mortgage rate of the Group I Mortgage Loans is approximately 14.331%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
<= 4.000	71	$12,456,511	3.78%
4.001 - 4.500	41	6,151,667	1.87
4.501 - 5.000	196	49,975,714	15.17
5.001 - 5.500	583	90,466,341	27.47
5.501 - 6.000	331	61,083,808	18.55
6.001 - 6.500	209	31,655,108	9.61
6.501 - 7.000	163	29,566,088	8.98
7.001 - 7.500	123	17,699,238	5.37
7.501 - 8.000	71	10,896,333	3.31
8.001 - 8.500	42	6,109,846	1.86
8.501 - 9.000	40	6,338,052	1.92
9.001 - 9.500	20	2,216,430	0.67
9.501 - 10.000	16	1,401,201	0.43
10.001 - 10.500	5	692,648	0.21
10.501 - 11.000	3	363,670	0.11
11.501 - 12.000	3	675,506	0.21
12.001 - 12.500	1	126,299	0.04
12.501 - 13.000	2	456,000	0.14
13.001 - 13.500	1	124,204	0.04
13.501 - 14.000	1	181,450	0.06
14.001 - 14.500	1	275,837	0.08
14.501 - 15.000	1	78,400	0.02
15.001 - 15.500	4	343,599	0.10
Total	1,928	$329,333,948	100.00%

The weighted average minimum mortgage rate of the Group I Mortgage Loans is approximately 5.927%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
2006-07	1	$122,320	0.04%
2006-09	4	477,355	0.14
2006-10	3	548,285	0.17
2006-11	1	288,589	0.09
2007-01	3	536,245	0.16
2007-02	7	1,559,572	0.47
2007-03	8	1,369,173	0.42
2007-06	5	981,872	0.30
2007-07	14	3,023,511	0.92
2007-08	83	16,485,872	5.01
2007-09	79	14,179,876	4.31
2007-10	17	3,238,090	0.98
2007-11	45	6,898,058	2.09
2007-12	68	10,216,607	3.10
2008-01	29	4,373,184	1.33
2008-02	619	109,296,300	33.19
2008-03	483	83,314,191	25.30
2008-04	127	17,907,624	5.44
2008-07	3	790,769	0.24
2008-08	2	444,677	0.14
2008-09	28	4,805,697	1.46
2008-10	5	871,670	0.26
2008-11	24	3,515,255	1.07
2008-12	68	10,678,616	3.24
2009-01	37	5,759,430	1.75
2009-02	73	13,003,273	3.95
2009-03	27	4,080,165	1.24
2009-04	1	73,525	0.02
2010-05	1	169,600	0.05
2010-08	2	489,336	0.15
2010-09	4	569,982	0.17
2010-10	1	239,500	0.07
2010-11	2	418,750	0.13
2011-01	2	412,450	0.13
2011-02	22	3,525,697	1.07
2011-03	27	3,906,830	1.19
2011-04	3	762,000	0.23
Total	1,928	$329,333,948	100.00%

The weighted average number of months to the next adjustment date for the Group I Mortgage Loans is approximately 25 months.

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

The Mortgage Loans to be included in loan group II consist of 1,418 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance of $320,515,634, subject to a permitted variance of plus or minus 5%. The Mortgage Loans included in loan group II have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).

CURRENT PRINCIPAL BALANCE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

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Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.01 - 50,000.00	63	$2,530,550	0.79%
50,000.01 - 100,000.00	167	13,293,865	4.15
100,000.01 - 150,000.00	227	29,024,742	9.06
150,000.01 - 200,000.00	270	47,689,413	14.88
200,000.01 - 250,000.00	207	46,476,566	14.50
250,000.01 - 300,000.00	150	41,101,544	12.82
300,000.01 - 350,000.00	99	32,201,264	10.05
350,000.01 - 400,000.00	70	26,248,804	8.19
400,000.01 - 450,000.00	57	24,537,191	7.66
450,000.01 - 500,000.00	49	23,378,120	7.29
500,000.01 - 550,000.00	23	11,995,428	3.74
550,000.01 - 600,000.00	23	13,270,458	4.14
600,000.01 - 650,000.00	7	4,437,719	1.38
650,000.01 - 700,000.00	3	2,038,032	0.64
700,000.01 - 750,000.00	2	1,495,145	0.47
750,000.01 >=	1	796,794	0.25
Total	1,418	$320,515,634	100.00%

The average current principal balance of the Group II Mortgage Loans is approximately $226,034.

_________________________

  The values in all tables are calculated as of September 1, 2005

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
5.001 - 5.500	4	$1,334,400	0.42%
5.501 - 6.000	32	10,659,823	3.33
6.001 - 6.500	79	24,447,822	7.63
6.501 - 7.000	147	42,695,754	13.32
7.001 - 7.500	197	52,125,127	16.26
7.501 - 8.000	227	52,138,599	16.27
8.001 - 8.500	197	40,650,036	12.68
8.501 - 9.000	152	34,198,522	10.67
9.001 - 9.500	99	17,988,271	5.61
9.501 - 10.000	99	17,147,071	5.35
10.001 - 10.500	39	6,867,092	2.14
10.501 - 11.000	27	4,424,019	1.38
11.001 - 11.500	43	7,072,269	2.21
11.501 - 12.000	33	4,039,407	1.26
12.001 - 12.500	30	3,384,512	1.06
12.501 - 13.000	11	1,149,111	0.36
13.001 - 13.500	2	193,799	0.06
Total	1,418	$320,515,634	100.00%

The weighted average mortgage rate of the Group II Mortgage Loans is approximately 8.065%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0 - 500	9	$1,765,923	0.55%
501 - 520	126	21,261,780	6.63
521 - 540	101	17,975,810	5.61
541 - 560	125	22,035,805	6.88
561 - 580	118	23,876,609	7.45
581 - 600	152	31,468,255	9.82
601 - 620	211	44,215,285	13.80
621 - 640	145	37,326,210	11.65
641 - 660	142	40,217,147	12.55
661 - 680	105	25,718,562	8.02
681 - 700	57	17,065,007	5.32
701 - 720	57	16,929,291	5.28
721 - 740	31	8,457,877	2.64
741 - 760	21	6,429,273	2.01
761 - 780	10	2,878,364	0.90
781 - 800	8	2,894,436	0.90
Total	1,418	$320,515,634	100.00%

The non-zero weighted average FICO score of the Group II Mortgage Loans is approximately 621.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	72	$16,603,469	5.18%
1	65	13,690,498	4.27
1+	172	41,545,844	12.96
1++	865	209,848,204	65.47
2	49	8,252,639	2.57
3	83	14,596,731	4.55
4	112	15,978,249	4.99
Total	1,418	$320,515,634	100.00%

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1st Lien	1,418	$320,515,634	100.00%
Total	1,418	$320,515,634	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS ND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
<= 50.00	89	$11,357,841	3.54%
50.01 - 55.00	43	8,095,976	2.53
55.01 - 60.00	55	9,762,990	3.05
60.01 - 65.00	88	16,176,181	5.05
65.01 - 70.00	145	24,918,726	7.77
70.01 - 75.00	72	14,691,147	4.58
75.01 - 80.00	653	166,242,582	51.87
80.01 - 85.00	59	15,389,532	4.80
85.01 - 90.00	123	32,321,561	10.08
90.01 - 95.00	38	9,447,036	2.95
95.01 - 100.00	53	12,112,063	3.78
Total	1,418	$320,515,634	100.00%

The weighted average original loan-to-value ratio of the Group II Mortgage Loans is approximately 77.63%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Stated	643	$164,015,314	51.17%
Full	730	146,491,748	45.71
Limited Documentation	13	3,329,471	1.04
No Ratio	14	3,204,473	1.00
No Income No Assets	14	2,587,008	0.81
No Document	4	887,621	0.28
Total	1,418	$320,515,634	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Purchase	814	$200,137,645	62.44%
Cash Out Refinance	541	111,580,119	34.81
Rate/Term Refinance	63	8,797,870	2.74
Total	1,418	$320,515,634	100.00%

OCCUPANCY TYPE(1)

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Primary Home	1,340	$307,159,741	95.83%
Investment	65	9,758,605	3.04
Second Home	13	3,597,288	1.12
Total	1,418	$320,515,634	100.00%

(1)	Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family	970	$213,057,103	66.47%
PUD	224	54,915,610	17.13
Condo	107	22,173,706	6.92
2 Family	59	16,674,483	5.20
Condo High Rise	22	5,698,484	1.78
Townhouse	21	3,738,933	1.17
3 Family	11	3,297,148	1.03
4 Family	4	960,167	0.30
Total	1,418	$320,515,634	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
CA	250	$84,706,214	26.43%
FL	258	52,323,122	16.32
NY	130	38,741,189	12.09
NJ	71	17,503,812	5.46
TX	116	17,027,728	5.31
MD	68	15,920,439	4.97
VA	49	11,683,335	3.65
MA	45	10,571,656	3.30
IL	39	8,559,115	2.67
GA	41	7,645,225	2.39
Other	351	55,833,800	17.42
Total	1,418	$320,515,634	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
11706	6	$1,710,440	0.53%
92647	3	1,651,103	0.52
11717	4	1,365,021	0.43
29492	2	1,335,575	0.42
92345	5	1,297,665	0.40
93551	2	1,176,378	0.37
20901	4	1,162,418	0.36
33033	6	1,155,596	0.36
90042	3	1,142,572	0.36
92335	4	1,104,313	0.34
Other	1,379	307,414,552	95.91
Total	1,418	$320,515,634	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1 - 180	15	$1,407,165	0.44%
181 - 240	5	401,648	0.13
241 - 360	1,398	318,706,821	99.44
Total	1,418	$320,515,634	100.00%

The weighted average term to maturity of the Group II Mortgage Loans is approximately 357 months.

PRODUCT TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
2/6 Month LIBOR	673	$137,004,497	42.75%
2/6 Month LIBOR - 120 Month IO	210	62,984,714	19.65
2/6 Month LIBOR - 30/40 Balloon	143	40,808,654	12.73
30Year Fixed	178	30,754,877	9.60
3/6 Month LIBOR	65	13,475,009	4.20
2/6 Month LIBOR - 24 Month IO	18	6,311,251	1.97
30/40 Balloon Fixed	14	4,002,348	1.25
5/6 Month LIBOR - 120 Month IO	12	3,142,140	0.98
3/6 Month LIBOR - 120 Month IO	14	2,904,638	0.91
5/6 Month LIBOR	11	2,636,636	0.82
3/1 ARM 1 Year LIBOR	11	2,254,472	0.70
30Year Fixed - 120 Month IO	9	1,936,565	0.60
3/1 ARM 1 Year CMT	6	1,612,529	0.50
3/6 Month LIBOR - 30/40 Balloon	7	1,555,214	0.49
15Year Fixed	15	1,407,165	0.44
5/1 ARM 1 Year LIBOR	8	1,344,105	0.42
5/6 Month LIBOR - 60 Month IO	2	1,057,645	0.33
3/6 Month LIBOR - 36 Month IO	2	813,860	0.25
3/1 ARM 1 Year LIBOR - 30/40 Balloon	3	777,200	0.24
5/1 ARM 1 Year LIBOR - 30/40 Balloon	2	752,000	0.23
3/1 ARM 1 Year CMT - 30/40 Balloon	3	727,731	0.23
5/1 ARM 1 Year LIBOR - 120 Month IO	3	511,035	0.16
3/6 Month LIBOR - 60 Month IO	2	511,000	0.16
5/1 ARM 1 Year CMT - 60 Month IO	1	469,702	0.15
20Year Fixed	5	401,648	0.13
5/1 ARM 1 Year LIBOR - 60 Month IO	1	359,000	0.11
Total	1,418	$320,515,634	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.000	486	$111,600,202	34.82%
12.000	99	27,238,353	8.50
24.000	578	131,534,854	41.04
36.000	254	50,090,286	15.63
60.000	1	51,938	0.02
Total	1,418	$320,515,634	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
<= 1.000	2	$923,328	0.33%
1.001 - 1.500	39	6,449,970	2.29
1.501 - 2.000	39	9,045,761	3.21
2.501 - 3.000	1,074	254,125,235	90.11
3.001 - 3.500	1	319,690	0.11
4.501 - 5.000	35	8,267,051	2.93
5.501 - 6.000	7	2,881,996	1.02
Total	1,197	$282,013,031	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.000	1,086	$257,624,872	91.35%
1.500	57	9,981,138	3.54
2.000	54	14,407,021	5.11
Total	1,197	$282,013,031	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
<= 4.000	148	$41,597,730	14.75%
4.001 - 4.500	69	17,260,675	6.12
4.501 - 5.000	149	44,195,915	15.67
5.001 - 5.500	322	78,273,025	27.76
5.501 - 6.000	142	34,201,464	12.13
6.001 - 6.500	92	18,482,113	6.55
6.501 - 7.000	155	33,089,466	11.73
7.001 - 7.500	100	11,636,276	4.13
7.501 - 8.000	7	1,066,606	0.38
8.001 - 8.500	10	1,622,195	0.58
8.501 - 9.000	3	587,566	0.21
Total	1,197	$282,013,031	100.00%

The weighted average gross margin of the Group II Mortgage Loans is approximately 5.334%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
11.001 - 11.500	5	$1,493,701	0.53%
11.501 - 12.000	25	8,992,574	3.19
12.001 - 12.500	57	18,688,581	6.63
12.501 - 13.000	123	35,831,722	12.71
13.001 - 13.500	165	46,580,122	16.52
13.501 - 14.000	178	44,160,815	15.66
14.001 - 14.500	163	34,950,122	12.39
14.501 - 15.000	137	32,684,133	11.59
15.001 - 15.500	79	15,589,676	5.53
15.501 - 16.000	92	16,341,712	5.79
16.001 - 16.500	38	7,255,725	2.57
16.501 - 17.000	31	4,719,946	1.67
17.001 - 17.500	36	6,534,596	2.32
17.501 - 18.000	29	3,833,669	1.36
18.001 - 18.500	27	3,073,012	1.09
18.501 - 19.000	10	1,089,125	0.39
19.001 - 19.500	2	193,799	0.07
Total	1,197	$282,013,031	100.00%

The weighted average maximum mortgage rate of the Group II Mortgage Loans is approximately 14.130%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
<= 4.000	133	$37,464,516	13.28%
4.001 - 4.500	65	16,766,903	5.95
4.501 - 5.000	131	38,123,625	13.52
5.001 - 5.500	295	71,208,547	25.25
5.501 - 6.000	122	28,685,518	10.17
6.001 - 6.500	66	13,083,774	4.64
6.501 - 7.000	135	32,743,606	11.61
7.001 - 7.500	133	21,691,135	7.69
7.501 - 8.000	40	8,220,585	2.91
8.001 - 8.500	38	7,425,307	2.63
8.501 - 9.000	14	2,995,653	1.06
9.001 - 9.500	8	1,569,456	0.56
9.501 - 10.000	8	793,951	0.28
10.001 - 10.500	3	303,368	0.11
10.501 - 11.000	3	634,624	0.23
11.001 - 11.500	1	85,545	0.03
12.501 - 13.000	1	80,000	0.03
13.501 - 14.000	1	136,919	0.05
Total	1,197	$282,013,031	100.00%

The weighted average minimum mortgage rate of the Group II Mortgage Loans is approximately 5.626%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
2006-08	1	$590,430	0.21%
2006-10	2	769,789	0.27
2006-12	4	706,869	0.25
2007-01	1	43,563	0.02
2007-02	5	778,559	0.28
2007-03	1	157,509	0.06
2007-05	1	51,714	0.02
2007-06	3	961,865	0.34
2007-07	10	2,780,969	0.99
2007-08	43	10,870,315	3.85
2007-09	38	10,190,816	3.61
2007-10	8	3,295,421	1.17
2007-11	40	11,863,544	4.21
2007-12	56	12,754,189	4.52
2008-01	30	8,182,785	2.90
2008-02	471	113,275,164	40.17
2008-03	270	56,374,102	19.99
2008-04	60	13,461,512	4.77
2008-07	3	363,160	0.13
2008-08	4	1,147,878	0.41
2008-09	13	2,982,238	1.06
2008-10	1	155,151	0.06
2008-11	7	1,221,579	0.43
2008-12	29	6,523,090	2.31
2009-01	11	1,807,027	0.64
2009-02	26	6,436,524	2.28
2009-03	17	3,521,782	1.25
2009-04	2	473,222	0.17
2010-09	1	600,000	0.21
2010-10	1	596,903	0.21
2010-11	2	1,241,462	0.44
2010-12	3	808,450	0.29
2011-01	3	1,022,011	0.36
2011-02	15	2,927,873	1.04
2011-03	12	2,171,363	0.77
2011-04	3	904,200	0.32
Total	1,197	$282,013,031	100.00%

The weighted average number of months to the next adjustment date for the Group II Mortgage Loans is approximately 25 months.